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                                                                   Exhibit 10.4

                        COMMON STOCK REGISTRATION RIGHTS
                           AND STOCKHOLDERS AGREEMENT
                           Dated as of March 15, 1997
                                     among
                       SPANISH BROADCASTING SYSTEM, INC.
                                      and
                        CERTAIN MANAGEMENT STOCKHOLDERS
                                      and
                        CIBC WOOD GUNDY SECURITIES CORP.
                             (as Initial Purchaser)


         THIS COMMON STOCK REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT (the "Agreement") is made and entered into as of March 15, 1997 among Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), the Management Stockholders (as defined herein) and CIBC Wood Gundy Securities Corp., as Initial Purchaser (the "Initial Purchaser"). This Agreement is made pursuant to the Securities Purchase Agreement, dated as of March 24, 1997, among the Company, the Guarantors named therein and the Initial Purchaser (the "Purchase Agreement"), relating, among other things, to the sale by the Company to the Initial Purchaser of an aggregate of 175,000 Units, each Unit consisting of one share of the Company's 14 1/4 % Senior Exchangeable Preferred Stock (the "Senior Preferred Stock") and one Warrant (collectively, "Warrants") to purchase
 .428 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of the Company. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and the Holders (as defined herein) among other things, the registration rights for the Class A Common Stock set forth in this Agreement and the Management Stockholders (as defined) have agreed to provide the Holders, among other things, the take-along rights for the Class A Common Stock set forth herein. In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be.

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For the purposes of this definition, "control" (including, with correlative meanings, the term "controlling," "controlled by," and "under common control with"), when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

         "Business Day" shall mean a day that is not a Legal Holiday.

         "Capital Stock" shall mean with respect to any Person any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing. "Certificate of Designation" means the certificate of designation governing the Senior Preferred Stock as in effect on the date hereof.

         "Change of Control" means (i) an event whereby at any time any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange
Act), excluding the Management Stockholders and their Affiliates, acquires, in one or more transactions, (a) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power represented by all then outstanding Capital Stock of the Company ordinarily (and a part from rights exercisable under certain circumstances) having the right to vote in the election of directors or (b) the power to elect a majority of the board of directors of the Company or (ii) so long as Senior Preferred Stock remains outstanding, the occurrence of a "Change of Control" as such term is defined in the Certificate of Designation governing the Senior Preferred Stock or the certificate of designation governing the Exchange Preferred Stock and Stock Exchange Preferred Stock (each as defined in such Certificate of Designation).

         "Class A Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of the Company.

         "Class B Common Stock" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

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         "Closing Date" shall mean the Closing Date as defined in the Purchase
Agreement.

         "Common Stock" shall mean the Class A Common Stock and Class B Common Stock.

         "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "Contingent Class A Shares" means shares of Class A Common Stock issued to holders of Senior Preferred Stock, Exchange Preferred Stock (as defined in the Purchase Agreement), Private Exchange Preferred Stock (as defined in the Purchase Agreement) and Debentures (as defined in the Purchase Agreement) pursuant to the terms thereof.

         "Demand Registration" shall have the meaning set forth in Section 2.1.

         "Depository" shall mean, with respect to Warrant Shares represented by one or more Global Certificates, The Depository Trust Company or another person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exempt Transfer" shall mean a transfer by a Management Stockholder to another Management Stockholder.

         "Fair Market Value" shall mean the value of any securities as determined (without any discount for lack of liquidity, the amount of Warrants and Class A Common Stock proposed to be sold or the fact that the shares of Warrants and Class A Common Stock held by any Holder of such security may represent a minority interest in a private company) by a nationally recognized investment banking firm selected by the Company for the determination of such value.

         "Global Certificate" shall mean a certificate representing all or part of the Warrant Shares issued to the Depository and bearing the legend set forth in Exhibit A hereto.

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         "Holder" shall mean a holder of Warrants and/or Warrant Shares as the context may require.

         "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Physical Certificate" shall mean a certificate representing Warrant Shares in definitive registered form, other than a Global Certificate.

         "Piggy-Back Registration" shall have the meaning set forth in Section 2.2.

         "Management Stockholder" shall mean (i) Mr. Pablo Raul Alarcon, Sr., Raul Alarcon, Jr., or Jose Grimalt, (ii) any employee benefit plan of the Company or any participants therein, (iii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any person described in (i) or (ii), and (iv) a trust the beneficiaries of which include only persons described in (i) and their respective spouses and lineal descendants.

         "Purchase Agreement" shall have the meaning set forth in the preamble.

         "Registrable Securities" shall mean Warrant Shares and the shares of Class A Common Stock issuable upon exercise of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such

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securities shall not require registration or qualification under the Securities
Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

         "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities) and other reasonable out-of-pocket expenses of Holders.

         "Registration Statement" shall mean any registration statement of the Company which covers any of the Warrant Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Requisite Shares" shall mean a number of Registrable Securities and Warrants to purchase Registrable Securities equal to not less than 25% of the outstanding Warrants and Registrable Securities held in the aggregate by all Holders.

         "Restricted Security" shall have the meaning set forth in Rule 144(a)(3) under the Securities Act. "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the

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registration and prospectus delivery requirements of the Securities Act.

         "Rule 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" shall mean the Securities and Exchange Commission. "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Selling Holder" shall mean a Holder who is selling Warrant Shares in accordance with the provisions of Section 2.2, 2.3, 3.3 or 3.4 hereof.

         "Stockholder" means, collectively, each Holder and each Management Stockholder.

         "Transfer Agent" means any transfer agent or registrar appointed by the Company for the Class A Common Stock.

         "Triggering Event" shall have the meaning set forth in Section 2.1 hereof.

         "Warrant Shares" means the shares of Class A Common Stock issued and issuable upon exercise of the Warrants.

         2. Registration Rights.

         2.1 Demand Registration.

                  (a) Request for Registration. At any time and from time to time on or after the earliest of (i) a Change of Control shall have occurred,
(ii) seven days prior to consummation of a Public Equity Offering (as defined in the Certificate of Designation), (iii) the date on which any class of equity securities of the Company is listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System, (iv) the date of any Change of Control or (v) June 29, 1998 (each a "Triggering Event"), Holders owning, individually or in the aggregate, at least the Requisite Shares may make a written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Any such


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request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Subject to
Section 2.1(b), upon a demand, the Company will prepare, file and cause to be effective within 180 days of such demand a registration statement in respect of all the Registrable Securities. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such Selling Holder requested to be so included (the "Included Shares"). Each such request by such other Selling Holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. Subject to Section 2.1(c), the Company shall be required to register Registrable Securities pursuant to this Section 2.1 on a maximum of two separate occasions.

                  (b) Repurchase Election.

                           (i) Notwithstanding the foregoing provisions of
Section 2.1(a), the Company shall not be obligated to effect a Demand Registration if the Company elects to make an offer to repurchase (a "Purchase Offer") all of the Warrants and Registrable Securities (a "Purchase Election") by mailing notice of such Purchase Offer to all Holders of Warrants and Registrable Securities on a date (the "Purchase Election Date") not more than 20 days after the receipt of any request for a Demand Registration made pursuant to
Section 2.1(a) and indicating in such Purchase Offer that the Purchase Election will be consummated on a Business Day (the "Purchase Offer Payment Date") not more than 60 days after the Purchase Election Date at a price per share equal to the Fair Market Value per Warrant and per Registrable Security (without any discount for lack of liquidity, the amount of Warrants and Class A Common Stock proposed to be sold or the fact that the Warrants and shares of Class A Common Stock held by the Holders may represent a minority interest in a private company).

                           (ii) Notice of a Purchase Offer shall be mailed by
the Company (or caused to be mailed by the



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Company), not less than 30 days nor more than 40 days before the Purchase Offer
Payment Date to each Holder of Warrants and Registrable Securities at its last registered address. The Purchase Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Business Day next preceding the Purchase Offer Payment Date. The notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:

                  (1) that the Purchase Offer is being made pursuant to this
         Section 2.1(b) and that all Warrants and Registrable Securities tendered for repurchase will be accepted for payment;

                  (2) the purchase prices per Warrant and per Registrable Security and the Purchase Offer Payment Date;

                  (3) that any Warrants and Registrable Securities accepted for payment pursuant to the Purchase Offer shall cease to be outstanding after the Purchase Offer Payment Date unless the Company defaults in making payment therefor of the respective purchase price;

                  (4) that Holders electing to have Warrants and Registrable Securities purchased pursuant to a Purchase Offer will be required to surrender such Warrants and Registrable Securities, together with a completed letter of transmittal, to the Company (or its agent as designated by the Company in such notice) at the address specified in the notice no later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date;

                  (5) that Holders will be entitled to withdraw their election if the Company (or such designated agent) receives, not later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of Warrants and/or Registrable Securities delivered for purchase and a statement that such Holder is withdrawing its election to have such Warrants



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         and/or Registrable Securities purchased and promptly thereafter the
         Company (or such designated agent) shall redeliver the withdrawn Warrants and/or Registrable Securities to the Holder;

                  (6) that a Holder electing not to tender such Holder's Warrants and/or Registrable Securities for purchase pursuant to such Purchase Offer by 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date will have no continuing right to require the Company to repurchase such Holder's Warrants and Registrable Securities; and

                  (7) that Holders whose Warrants and/or Registrable Securities are tendered for purchase in part only will be issued new certificates representing the number of the unpurchased Warrants and/or Registrable Securities surrendered.

         On the Purchase Offer Payment Date, the Company shall (i) accept for payment Warrants and Registrable Securities or portions thereof tendered pursuant to the Purchase Offer, (ii) promptly deliver to Holders of Warrants and Registrable Securities so accepted payment of the purchase price therefor and
(iii) issue and mail or deliver to such Holders new certificates representing a number of Warrants and Registrable Securities equal to the unpurchased portion of the Warrants and Registrable Securities surrendered. Upon payment for all Warrants and Registrable Securities tendered pursuant to a Purchase Offer the Company shall be deemed to have effected the Demand Registration.

         The Company shall comply, to the extent applicable, with the requirements of Sections 13 and 14 of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Warrants and Registrable Securities pursuant to a Purchase Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 2.1(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 2.1(b) by virtue thereof.

         (c) Effective Registration. A registration will not be deemed to have been effective as a Demand Registration unless



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it has been declared effected by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of the Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Selling Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or
(ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 90 days beyond the effective date thereof or until the consummation of the distribution by the Selling Holders of the Included Shares, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least 25% of the Registrable Securities held by all Holders. If an additional number of Registrable Securities is not so included, the Company may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

         (d) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in



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such offering, the Company will include in such registration only the
Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

         (e) Selection of Underwriter. If the Selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders making such Demand Registration shall select one or more nationally recognized firms of investment bankers, who shall be reasonably acceptable to the Company, to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

         (f) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this
Section 2.1.

         2.2 Piggy-Back Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any


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substitute form that may be adopted by the SEC), (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders, or (iii) a Demand Registration, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

         No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to
Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of shares of Class A Common Stock in connection therewith shall relieve the Company of any other obligation under this Agreement.


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         2.3 Reduction of Offering.

                  (a) Piggy-Back Registration.

                           (i) If the managing Underwriter or Underwriters of
any underwritten offering described in Section 2.2 have informed, in writing, the Selling Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the Selling Holders and all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters; provided, however, that if such offering is effected for the account of any securityholder of the Company other than the Selling Holders, pursuant to the demand registration rights of any such securityholder, then the number of shares to be offered for the account of the Company (if any) and the Selling Holders (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters.

                           (ii) If the managing Underwriter or Underwriters of
any underwritten offering described in Section 2.2 notify the Selling Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that the Selling Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall

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         be reduced as described in clause (i) above or (y) if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the managing Underwriter or Underwriters, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                           (b) If, as a result of the proration provisions of
this Section 2.3, any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

         3. Transfers of Warrant Shares.

                  3.1 Generally. All Warrant Shares at any time and from time to time outstanding that are Registrable Securities shall be held subject to the conditions and restrictions set forth in this Section 3. All shares of Common Stock now or hereafter held by a Management Stockholder shall be held subject to the conditions and restrictions set forth in this Section 3. Each Holder of Warrant Shares and each Management Stockholder by executing this Agreement or by accepting a certificate representing Common Stock or other indicia of ownership therefor from the Company agrees with the Company and with each other Stockholder to such conditions and restrictions.

                  3.2 Restrictions on Transfer.

                  (a) No Management Stockholder shall sell, assign, give, transfer, exchange, convert, devise, bequeath, pledge or otherwise dispose of (collectively, "Transfer") any Common Stock or any interest therein except (A) in compliance with Section 3.3 or (B) to another Management Stockholder. Each certificate representing Warrants and/or Warrant Shares shall contain conspicuous notation on such certificate indicating that



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the transfer of such Warrant Shares is subject to the terms and restrictions of this Agreement, and each Holder consents to the placement of such legend on the certificate or certificates representing the Warrant Shares owned by such Holder.

                           (b) Each Holder agrees that it will not transfer any
Warrant Shares or any interest therein except in compliance with Sections 3.3 and 3.4 and prior to any Transfer of Common Stock by a Management Stockholder, such Management Stockholder shall give notice to the Company of its intent to so Transfer.

                  3.3 TakeAlong Rights.

                           (a) In the event of any proposed Transfer of Common
Stock by any of the Management Stockholders (other than in a bona fide public distribution pursuant to an effective Registration Statement under the Securities Act) in a single transaction or a series of related transactions involving shares of Common Stock aggregating at least 15% of the shares of Common Stock collectively owned by the Management Stockholders on the date hereof to a person (such other person being hereinafter referred to as the "proposed purchaser"), other than pursuant to an Exempt Transfer, each of the Holders of Warrants, Warrant Shares and Contingent Class A Shares (the "Non-Selling Stockholders") each shall have the irrevocable and exclusive right, but not the obligation (the "Take-Along Right"), to require the proposed purchaser to purchase from each of them up to such number of Warrants, Warrant Shares and/or Contingent Class A Shares (the "Take-Along Shares") determined in accordance with Section 3.3(c). The Company shall give written notice at least 20 days prior to the date of the proposed transfer to the Non-Selling Stockholders stating

                           (i) the name and address of the proposed purchaser,

                           (ii) the proposed amount of consideration and terms
and conditions of payment offered by such proposed purchaser (if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration),

                           (iii) the number of shares of Common Stock proposed
to be transferred and

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
                           (iv) that either the proposed purchaser has been
informed of the TakeAlong Right and has agreed to purchase Warrants, Warrant Shares and/or Contingent Class A Shares in accordance with the terms hereof or that the Management Stockholders will make such purchase. The TakeAlong Right shall be exercised by any or all of the NonSelling Stockholders by giving written notice to the Company ("TakeAlong Notice") within ten Business Days of receipt of the notice specified in the preceding sentence, indicating its election to exercise the TakeAlong Right (the "Participating Stockholders"). The TakeAlong Notice shall state the amount of Warrants, Warrant Shares and/or Contingent Class A Shares that such Holder proposes to include in such transfer to the proposed purchaser. Failure by any NonSelling Stockholder to give such notice within the ten Business Day period shall be deemed an election by such NonSelling Stockholder not to sell its Warrants, Warrant Shares and/or Contingent Class A Shares pursuant to that TakeAlong Notice. The closing with respect to any sale to a proposed purchaser pursuant to this Section shall be held at the time and place specified in the TakeAlong Notice but in any event within 30 days of the date the TakeAlong Notice is given; provided that if through the exercise of reasonable efforts the Management Stockholders are unable to cause such transaction to close within 30 days, such period may be extended for such reasonable period of time as may be necessary to close such transaction. Consummation of the sale of Common Stock by any Management Stockholder to a proposed purchaser shall be conditioned upon consummation of the sale by each Participating Stockholder to such proposed purchaser of the TakeAlong Shares, if any. As used in this Section 3.3(a), the term "Transfer" shall be deemed to include all transactions or series of transactions pursuant to which beneficial ownership of Common Stock is transferred, directly or indirectly, to a proposed purchaser, regardless of the number or type of intermediate entities or transactions between a Management Stockholder and such proposed purchaser.

                  (b) In the event that the proposed purchaser does not purchase TakeAlong Shares from the Holders on the same terms and conditions as purchased from the Management Stockholders, then the Management Stockholders making such Transfer shall purchase on such terms and conditions such TakeAlong Shares if the Transfer occurs.

                  (c) The number of TakeAlong Shares to be purchased from each Participating Stockholder and the number of shares of Common Stock to be purchased from each Management Stockholder shall be determined by multiplying the aggregate number of shares of Common Stock proposed to be purchased from the Management Stockholders by a proposed purchaser by a fraction, the numerator of which is (i) with respect to each Participating Stockholder, the number of TakeAlong Shares of such Participating Stockholder or (ii) with respect to each Management Stockholder, the number of shares of Common Stock proposed to be sold by such Management Stockholder and, in each case, the denominator of which is the total number of TakeAlong Shares and shares of Common Stock proposed to be sold by the Management Stockholders. In the event that any Participating Stockholder shall elect to sell less than the maximum number of Warrants, Warrant Shares and/or Contingent Class A Shares he is entitled to sell pursuant to the provisions of this Section 3.3(b) then each other Participating Stockholder shall have the right to sell additional Warrants, Warrant Shares and/or Contingent Class A Shares, pro rata according to the respective number of Warrants, Warrant Shares and/or Contingent Class A Shares offered for sale by the Participating Stockholders.

                  (d) The Management Stockholders who are parties to a sale to a proposed purchaser shall arrange for payment directly by the proposed purchaser to each Participating Stockholder, upon delivery of the certificate or certificates representing the Warrants, Warrant Shares and/or Contingent Class A Shares duly endorsed for transfer, together with such other documents as the proposed purchaser may reasonably request. The reasonable costs and expenses incurred by the Management Stockholders and Participating Stockholders in connection with a sale of Common Stock, Warrants, Warrant Shares and/or Contingent Class A Shares subject to this Section 3.3 shall be allocated pro rata based upon the number of shares of Common Stock, Warrants, Warrant Shares and/or Contingent Class A Shares sold by each Stockholder to a proposed purchaser; provided, that the costs and expenses shall not include the fees and expenses of more than one law firm, which firm shall be selected by the Management Stockholders, unless representation of the Management Stockholders and the Participating Stockholders by the same counsel, due to actual or potential differing interests between them, shall create a conflict of interest, in which case the costs and expenses shall include the reasonable fees and expenses of one additional law firm designated by Participating Stockholders proposing to sell a majority of the TakeAlong Shares proposed to be sold by all Participating Stockholders.

                  (e) If at the end of 30 days following the date on which a TakeAlong Notice was given, or as otherwise extended pursuant to the provisions of Section 3.3(a), the sale of Common Stock by the Management Stockholders and the sale of the TakeAlong Shares have not been completed in accordance with the terms of the proposed purchaser's offer, all certificates representing the TakeAlong Shares shall be returned to the Participating Stockholders, and all the restrictions on sale, transfer or assignment contained in this Agreement with respect to Common Stock owned by the Management Stockholders shall again be in effect.

                  (f) TakeAlong Rights shall terminate upon the effectiveness of any Registration Statement filed with the SEC with respect to shares of Class A Common Stock in an initial public offering or subsequent public offering if, after giving effect to such offering, (i) at least 20% of the Company's Class A Common Stock on a fully-diluted basis would be held by persons unaffiliated with the Company and without restriction on transfer under the Act and (ii) the Class A Common Stock is listed on a national securities exchange or included for trading in the NASDAQ National Market System.

         3.4 Registration of Transfers and Exchanges.

                  (a) Transfer and Exchange of Physical Certificates. When Physical Certificates are presented to the Transfer Agent with a request:

                           (i) to register the transfer of the Physical
Certificates; or

                           (ii) to exchange such Physical Certificates for an
equal number of Physical Certificates of other authorized denominations, the Transfer Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 3.4 for such transactions are met; provided, however, that the Physical Certificates presented or surrendered for registration of transfer or exchange:

                           (I) shall be duly endorsed or accompanied by a
written Instrument of transfer in form satisfactory to the Transfer Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                           (II) in the case of Physical Certificates the offer
and sale of which have not been registered under the Securities, such Physical Certificates shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                                    (A) if such Physical Certificates are being
delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

                                    (B) if such Physical Certificates are being
transferred to a "qualified Institutional buyer" (as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer")) in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                                    (C) if such Physical Certificates are being
transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor")) delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

                                    (D) if such Physical Certificates are being
transferred in reliance on Regulation S under the Securities Act ("Regulation S"), delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                                    (E) if such Physical Certificates are being
transferred in reliance on Rule 144 under the

Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                                    (F) if such Physical Certificates are being
transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act.

                  (b) Restrictions on Transfer of Physical Certificates for a Beneficial Interest in a Global Certificate. A Physical Certificate may not be exchanged for a beneficial interest in a Global Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of a Physical Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Transfer Agent, together with:

                           (A) a certification, in substantially the form of
                  Exhibit B hereto, that such Physical Certificate is being transferred to a Qualified Institutional Buyer; and

                           (B) written instructions directing the Transfer Agent
                  to make, or to direct the Depositary to make, an endorsement on the Global Certificate to reflect an increase in the aggregate amount of the shares represented by the Global Certificate, then the Transfer Agent shall cancel such Physical Certificate and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of shares represented by the Global Certificate to be increased accordingly. If no Global Certificate is then outstanding, the Company shall issue a new Global Certificate in the appropriate amount.

                  (c) Transfer and Exchange of Global Certificates. The transfer and exchange of Global Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (d) Transfer of a Beneficial Interest in a Global Certificate for a Physical Certificate.

                           (i) Any person having a beneficial interest in a
Global Certificate may upon request exchange such beneficial interest for a Physical Certificate. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Certificate and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in a Global Certificate the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

                           (A) if such beneficial interest is being transferred
                  to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

                           (B) if such beneficial interest is being transferred
                  to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                           (C) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Certificate for Institutional Accredited Investors in substantially the form of Exhibit C hereto; or

                           (D) if such beneficial interest is being transferred
                  in reliance on Regulation S, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a Transferee Certificate for Regulation S Transfers in substantially the form of Exhibit D hereto and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                           (E) if such beneficial interest is being transferred
                  in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                           (F) if such beneficial interest is being transferred
                  in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act, then the Transfer Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the aggregate amount of the Global Certificate to be reduced and, following such reduction, the Company will execute and deliver to the transferee a Physical Certificate.

                           (ii) Physical Certificates issued in exchange for a
beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent in writing. The Transfer Agent shall deliver such Physical Certificates to the persons in whose names such Physical Certificates are so registered.

                  (e) Restrictions on Transfer and Exchange of Global Certificates. Notwithstanding any other provisions of this Agreement, a Global Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f) Authentication of Definitive Certificates in Absence of Depositary. If at any time:

                           (i) the Depositary for the Global Certificates
notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Certificates and a successor Depositary for the Global Certificates is not appointed by the Company within 90 days after delivery of such notice; or

                           (ii) the Company, at its sole discretion, notifies
the Transfer Agent in writing that it elects to cause the issuance of Physical Certificates, then the Company will execute, and the Transfer Agent, upon written instructions from the Company, will authenticate and deliver Definitive Certificates, in an aggregate number equal to the aggregate number of shares represented by the Global Certificates, in exchange for such Global Certificates.

                  (g) Legends.

                           (i) Each Warrant Share (and all shares of Class A
Common Stock issued in exchange therefor or substitution thereof) which is a Restricted Security shall bear a legend substantially to the following effect:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE

WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  (h) Cancellation and/or Adjustment of a Global Certificate. At such time as all beneficial interests in a Global Certificate have either been exchanged for Physical Certificates, redeemed, repurchased or cancelled, such Global Certificate shall be returned to or retained and cancelled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Physical Certificates, redeemed, repurchased or cancelled, the number of shares of Common Stock represented by such Global Certificate shall be reduced and an endorsement shall be made on such Global Certificate, by the Transfer Agent to reflect such reduction.

                  (i) Obligations with Respect to Transfers and Exchanges of Physical Certificates.

                           (i) To permit registrations of transfers and
exchanges, the Company shall execute, at the Transfer Agent's request, and the Transfer Agent shall countersign and register Physical Certificates and Global Certificates.

                           (ii) All Physical Certificates and Global
Certificates issued upon any registration, transfer or exchange of Physical Certificates or Global Certificates shall be validly issued, fully paid and nonassessable.

         4. Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and
2.2 hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

                  (c) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (d) use their best efforts to register or qualify the Registrable Securities under all applicable state securities or Blue Sky laws of such jurisdictions as any Holder thereof covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to

                           (i) qualify as a foreign corporation or as a dealer
in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d),

                           (ii) file any general consent to service of process
or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                  (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm such advice in writing


                           (i) when a Registration Statement has become
effective and when any post-effective amendments and supplements thereto become effective,

                           (ii) of any request by the SEC or any state
securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,

                           (iii) of the issuance by the SEC or any state
securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,

                           (iv) if, between the effective date of a Registration
Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and

                           (v) of the happening of any event during the period a
Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) furnish to each Holder of Registrable Securities and to the Initial Purchaser, without charge, at least one conformed copy of each Registration Statement and any posteffective amendment thereto (with documents incorporated therein by reference or exhibits thereto);

                  (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                  (i) upon the occurrence of any event contemplated by Section 4(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

                  (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;

                  (k) obtain a CUSIP number for the Class A Common Stock;

                  (l) (i) make reasonably available for inspection by a representative of, and counsel for, any underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and

                           (ii) cause the Company's officers, directors and
employees to supply all relevant information reasonably requested by such representative, counsel or any such underwriter in connection with any such Registration Statement; and

                  (m) if requested by the Holders in connection with any Registration Statement, shall use its best efforts to cause (w) counsel for the Company to deliver an opinion relating to the Registration Statement and the Common Stock, in customary form, (x) its officers to execute and deliver all customary documents and certificates requested by a representative of the Holders or any underwriter, as applicable and (y) its independent public accountants to provide a comfort letter in customary form. The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to (i) furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and (ii) agree in writing to be bound by this Agreement.

         5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any such Registration Statement or Prospectus.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of such Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         6. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Warrants, Warrant Shares and Contingent Class A Shares affected by such amendment, modification, supplement, waiver or consent; provided, however, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to the Initial Purchaser, at its address set forth in the Purchase Agreement; (ii) if to the Company or a Management Stockholder, at the

Company's address set forth in the Purchase Agreement; (iii) if to a holder of Warrants, as set forth in the register of the Warrants; and (iv) if to a holder of Warrant Shares or Contingent Class A Shares, at such holder's address as set forth in the stock books of the Company. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders as holders of Contingent Class A Shares; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Warrants and Warrant Shares, in any manner, whether by operation of law or otherwise, such Warrants and Warrant Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Warrants and Warrant Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

                  (e) Third Party Beneficiary. The Holders as holders of Contingent Class A Shares shall be a third party beneficiary to the agreements made hereunder between the Company and the Management Stockholders, on the one hand, and the Initial Purchaser, on the other hand, and the Initial Purchaser shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (i) Severability. In the event that any on or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impair thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           SPANISH BROADCASTING SYSTEM, INC.


                                           By: /s/ Raul Alarcon, Jr.
                                               --------------------------------
                                               Name:  Raul Alarcon, Jr.
                                               Title: President and Chief
                                                      Executive Officer

                                               /s/ Pablo Raul Alarcon, Sr.
                                               --------------------------------
                                                   Pablo Raul Alarcon, Sr.

                                                    Raul Alarcon, Jr.
                                               --------------------------------
                                                    Raul Alarcon, Jr.

                                                    Jose Grimalt
                                               --------------------------------
                                                    Jose Grimalt

                                               CIBC WOOD GUNDY SECURITIES CORP.

                                           By: /s/ Walter McLallen
                                               --------------------------------
                                               Name:  Walter McLallen
                                               Title: Managing Director

                                                                       EXHIBIT A

         THIS SECURITY IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN LIMITED CIRCUMSTANCES, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT B

         CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF WARRANTS

         Re: Class A Common Stock (the "Securities"), of Spanish Broadcasting System, Inc.

         This Certificate relates to _______ Securities held in the form of* ___ a beneficial interest in a Global Certificate or* _______ Physical Certificates by ______ (the "Transferor").

         The Transferor:*

         - has requested by written order that the Transfer Agent deliver in exchange for its beneficial interest in the Global Certificate held by the Depositary a Physical Certificate or Physical Certificates in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Certificate (or the portion thereof indicated above); or

         - has requested that the Transfer Agent by written order to exchange or register the transfer of a Physical Certificate or Physical Certificates. In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Common Stock Registration Rights and Stockholders Agreement relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 3.4 of such Common Stock Registration Rights and Stockholders Agreement, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

         - Such Security is being acquired for the Transferor's own account, without transfer.

         - Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         - Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs
                  (a)(1), (2), (3) or (7) of Rule 501 under the Act.

         - Such Security is being transferred in reliance on Regulation S under the Act.

         - Such Security is being transferred in reliance on Rule 144 under the Act.

         - Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."

                                   [INSERT NAME OF TRANSFEROR]

                                    By:
                                        ----------------------------------
                                         [Authorized Signatory]

                                    Date:
                                        ----------------------------------

*Check applicable box.

                                                                       EXHIBIT C

               Form of Certificate To Be Delivered in Connection
                   with Transfers to Institutional Accredited

 Investors
_______________, ____
[Transfer Agent]
[              ]
[              ]

Attention:  Corporate Trust Administration

                  Re: Spanish Broadcasting System, Inc. (the "Company") Class A Common Stock (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed purchase of Securities of the Company, we confirm that:

                  1. We have received such information as we deem necessary in order to make our investment decision.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Common Stock Registration Rights and Stockholders Agreement relating to the Securities and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only
(A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional

"accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. brokerdealer) to the Trustee a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

         4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Transfer Agent and the Company, such certification, legal opinions and other information as the Transfer Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

         6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,

                                          [Name of Transferor]

                                          By:
                                             ---------------------------
                                             [Authorized Signatory]

                                                                       EXHIBIT D

                           Form of Certificate To Be
                            Delivered in Connection
                          with Regulation S Transfers

_______________, ____
[Transfer Agent]
[              ]
[              ]

Attention:  Corporate Trust Administration

                  Re: Spanish Broadcasting System, Inc. (the "Company") Class A Common Stock (the "Securities")

Dear Sirs:

         In connection with our proposed sale of ________ of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.


                                            Very truly yours,

                                            [Name of Transferor]

                                            By:
                                               -------------------------------
                                               [Authorized Signature]